Exhibit 99.1

NextBoat Inc. Completes Corporate Rebrand and Begins Trading Under “NXB” on NYSE American

Company accelerates evolution into AI-powered platform transforming how boats are bought and sold

Wilmington, NC – May 29, 2026 – NextBoat Inc. (NYSE American: NXB) (“NextBoat” or the “Company”), formerly Off The Hook YS Inc. (NYSE American: OTH), today announced that its corporate rebrand and ticker symbol change to “NXB” have officially become effective on the NYSE American.

The transition to NextBoat reflects the Company’s evolution from a traditional yacht brokerage business into a technology-driven platform focused on modernizing the fragmented pre-owned boat market through artificial intelligence, automation, financing, logistics, and data infrastructure.

“This is a defining moment for our company,” said Brian John, Chief Executive Officer of NextBoat. “The NextBoat brand reflects the platform we are building for the future of boat and yacht commerce. While Off The Hook Yachts remains a foundational part of our business, NextBoat represents a much larger opportunity — creating a faster, more transparent, and technology-enabled experience for buying and selling boats at scale.”

The Company said Off The Hook Yachts will continue operating as a core division of NextBoat, serving as a key driver of inventory acquisition, brokerage transactions, wholesale distribution, and marketplace liquidity.

“We believe the boat industry is where automotive retail was before companies like Carvana fundamentally changed the customer experience,” said Blake Phillips, Chief Operating Officer of NextBoat. “Our mission is to build the infrastructure layer for the boating market - connecting buyers, sellers, dealers, brokers, lenders, and service providers through software, automation, AI, and integrated transaction tools. The industry remains highly fragmented, and we see a significant opportunity to simplify and modernize the entire ownership journey.”

The rebrand reflects NextBoat’s broader strategy to build a connected platform spanning brokerage, direct acquisition, wholesale distribution, auctions, financing, transportation, lead generation, and ownership services - all powered by proprietary technology, data, and artificial intelligence.

No action is required by existing shareholders with respect to the Company’s corporate name or ticker symbol change. Shares of the Company’s common stock will continue trading on the NYSE American under the new ticker symbol “NXB.” Existing shareholder ownership and account positions remain unchanged.

About NextBoat Inc.

Founded in 2012, NextBoat Inc., previously known as Off The Hook YS Inc., is a vertically integrated, AI-powered marine marketplace transforming how boats are bought, sold, financed, and serviced across the United States. Through proprietary technology, transaction data, financing capabilities, and a growing national acquisition network, the Company operates across boat brokerage, wholesale inventory acquisition, auctions, financing, and marine services. NextBoat’s ecosystem includes Off The Hook Yachts, Autograph Yacht Group, Azure Funding, and proprietary lead-generation platforms. Headquartered in Wilmington, North Carolina, NextBoat is rapidly expanding its national footprint and market share within the $57 billion U.S. marine industry.

Contact

Investor Relations
ir@nextboat.com

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws regarding NextBoat Inc. (“Company”), including, without limitation, statements regarding the Company’s business strategy, technology platform, market opportunity, planned operations, and expected results and benefits. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative of such terms thereof or other variations thereon or comparable terminology, although not all forward-looking statements contain these identifying words.

These forward-looking statements are based on the Company’s current plans, objectives, estimates, expectations, and intentions and inherently involve significant risks and uncertainties, many of which are beyond our control. Actual results, performance or achievements, including the timing of events, may differ materially from those expressed or implied by the forward-looking statements as a result of various risks and uncertainties, including those described under the heading “Risk Factors” in the Company’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other subsequent filings with the SEC. Copies of these filings are available on the SEC’s website at www.sec.gov. Investors are cautioned that forward-looking statements are not guarantees of future performance, and are cautioned not to place undue reliance on any such forward-looking statements. The forward-looking statements made in this press release are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events at such dates, even if they are subsequently made available by the Company on its website or otherwise. The Company undertakes no obligation to update, revise or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances occurring after the date such statements were made, except as required by applicable law